Exhibit 99.2
Pro Forma Statements of Income (Unaudited)
Quarterly Summary for the Year Ended December 31, 2005

					Year to Date
(In Millions of Dollars Except Per Share Data)	March 31	June 30	September 30	December 31	2005

Net sales	$847.9	$941.7	$898.9	$930.3	$3,618.8
Royalties and other revenues	0.9	0.6	0.6	1.3	3.4

Total revenues	848.8	942.3	899.5	931.6	3,622.2

Cost of sales	618.2	694.9	669.2	714.3	2,696.6
Selling and administrative expenses	85.6	86.5	87.6	88.7	348.4
Research, testing and development expenses	48.5	49.2	48.1	53.2	199.0
Amortization of intangible assets	5.9	5.9	5.8	5.9	23.5
Restructuring and impairment charges	6.1	5.4	1.0	3.3	15.8

Total costs and expenses	764.3	841.9	811.7	865.4	3,283.3

Other (expense) income – net	0.6	0.6	0.5	(0.1)	1.6
Interest income	1.8	1.9	2.3	2.1	8.1
Interest expense	(26.3)	(26.8)	(27.4)	(24.6)	(105.1)

Income from continuing operations before income taxes	60.6	76.1	63.2	43.6	243.5
Provision for income taxes	20.5	25.9	20.5	15.1	82.0

Income from continuing operations	$40.1	$50.2	$42.7	$28.5	$161.5

Basic earnings from continuing operations per share	$0.59	$0.74	$0.63	$0.42	$2.38

Diluted earnings from continuing operations per share	$0.59	$0.73	$0.62	$0.41	$2.35

Pro Forma Statement of Income (Unaudited)
Quarter Ended March 31, 2005

			Pro Forma
(In Millions of Dollars Except Per Share Data)	As Reported	Dispositions	Results of Operations

Net sales	$956.0	$(108.1)	$847.9
Royalties and other revenues	0.8	0.1	0.9

Total revenues	956.8	(108.0)	848.8

Cost of sales	707.6	(89.4)	618.2
Selling and administrative expenses	90.6	(5.0)	85.6
Research, testing and development expenses	49.9	(1.4)	48.5
Amortization of intangible assets	6.6	(0.7)	5.9
Restructuring and impairment charges	6.1	–	6.1

Total costs and expenses	860.8	(96.5)	764.3

Other (expense) income – net	0.6	–	0.6
Interest income	1.8	–	1.8
Interest expense	(26.3)	–	(26.3)

Income from continuing operations before income taxes	72.1	(11.5)	60.6
Provision for income taxes	24.9	(4.4)	20.5

Income from continuing operations	$47.2	$(7.1)	$40.1

Basic earnings from continuing operations per share	$0.70	$(0.11)	$0.59

Diluted earnings from continuing operations per share	$0.69	$(0.10)	$0.59

Pro Forma Statement of Income (Unaudited)
Quarter Ended June 30, 2005

			Pro Forma
(In Millions of Dollars Except Per Share Data)	As Reported	Dispositions	Results of Operations

Net sales	$1,047.9	$(106.2)	$941.7
Royalties and other revenues	0.6	–	0.6

Total revenues	1,048.5	(106.2)	942.3

Cost of sales	782.8	(87.9)	694.9
Selling and administrative expenses	92.1	(5.6)	86.5
Research, testing and development expenses	50.3	(1.1)	49.2
Amortization of intangible assets	6.0	(0.1)	5.9
Restructuring and impairment charges	5.4	–	5.4

Total costs and expenses	936.6	(94.7)	841.9

Other (expense) income – net	0.8	(0.2)	0.6
Interest income	1.9	–	1.9
Interest expense	(26.8)	–	(26.8)

Income from continuing operations before income taxes	87.8	(11.7)	76.1
Provision for income taxes	29.7	(3.8)	25.9

Income from continuing operations	$58.1	$(7.9)	$50.2

Basic earnings from continuing operations per share	$0.85	$(0.11)	$0.74

Diluted earnings from continuing operations per share	$0.84	$(0.11)	$0.73

Pro Forma Statement of Income (Unaudited)
Quarter Ended September 30, 2005

			Pro Forma
(In Millions of Dollars Except Per Share Data)	As Reported	Dispositions	Results of Operations

Net sales	$1,003.8	$(104.9)	$898.9
Royalties and other revenues	0.7	(0.1)	0.6

Total revenues	1,004.5	(105.0)	899.5

Cost of sales	759.2	(90.0)	669.2
Selling and administrative expenses	91.8	(4.2)	87.6
Research, testing and development expenses	49.6	(1.5)	48.1
Amortization of intangible assets	6.3	(0.5)	5.8
Restructuring and impairment charges	7.4	(6.4)	1.0

Total costs and expenses	914.3	(102.6)	811.7

Other (expense) income – net	(1.1)	1.6	0.5
Interest income	2.3	–	2.3
Interest expense	(27.4)	–	(27.4)

Income from continuing operations before income taxes	64.0	(0.8)	63.2
Provision for income taxes	20.6	(0.1)	20.5

Income from continuing operations	$43.4	$(0.7)	$42.7

Basic earnings per share from continuing operations	$0.63	$–	$0.63

Diluted earnings per share from continuing operations	$0.63	$(0.01)	$0.62

Pro Forma Statement of Income (Unaudited)
Quarter Ended December 31, 2005

			Pro Forma
(In Millions of Dollars Except Per Share Data)	As Reported	Dispositions	Results of Operations

Net sales	$1,031.6	$(101.3)	$930.3
Royalties and other revenues	1.3	–	1.3

Total revenues	1,032.9	(101.3)	931.6

Cost of sales	799.4	(85.1)	714.3
Selling and administrative expenses	93.2	(4.5)	88.7
Research, testing and development expenses	54.9	(1.7)	53.2
Amortization of intangible assets	6.3	(0.4)	5.9
Restructuring and impairment charges	3.3	–	3.3

Total costs and expenses	957.1	(91.7)	865.4

Other (expense) income – net	(2.3)	2.2	(0.1)
Interest income	2.1	–	2.1
Interest expense	(24.6)	–	(24.6)

Income from continuing operations before income taxes	51.0	(7.4)	43.6
Provision for income taxes	18.4	(3.3)	15.1

Income from continuing operations	$32.6	$(4.1)	$28.5

Basic earnings from continuing operations per share	$0.48	$(0.06)	$0.42

Diluted earnings from continuing operations per share	$0.47	$(0.06)	$0.41